Exhibit 99.2


                            STUDIO STORE DIRECT, INC.


(a) Interim Financials for the period January 01, 2008 to June 05, 2008 and January 01, 2007 to June 05, 2007.

     Note: The financial statements that follow for the period January 01, 2008 to June 05, 2008 and January 01, 2007 to June 05, 2007 have not been audited by our independent auditors.

                     STUDIO STORE DIRECT, INC.
                     FINANCIAL STATEMENTS
                     5 JUNE 2008
















The accompanying notes are an integral part of these consolidated financial statements.

                            STUDIO STORE DIRECT, INC.

                                 BALANCE SHEETS
                     AS AT 5 JUNE 2008 AND 31 DECEMBER 2007

----------------------------------------------------------------------------------
                                                              5 June    31 December
                                                               2008         2007
                                                            (Unaudited)  (Audited)
----------------------------------------------------------------------------------
ASSETS
Current Assets
   Cash                                                     $  47,788    $     337
   Accounts receivable                                          4,500        4,500
   Advances to related party                                   76,798       76,798
   Capitalized production costs                                86,546       63,669
   Prepaid and sundry assets                                    2,842        5,284
----------------------------------------------------------------------------------

Total Current Assets                                          218,474      150,588
----------------------------------------------------------------------------------

Long Term Assets
   Property and equipment, net                                 28,113       32,456
----------------------------------------------------------------------------------

Total Assets                                                $ 246,587    $ 183,044
----------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
   Accounts payable and accrued liabilities                 $  88,615    $  93,101
   Deferred revenue                                           296,000      200,000
   Advances from director                                      58,921       42,000
   Advances from related party                                 40,000       20,000
----------------------------------------------------------------------------------

Total Liabilities                                             483,536      355,101
----------------------------------------------------------------------------------

Stockholders' Deficit
   Preferred Stock, $.001 par value, 20,000,000 shares             --           --
     authorized, none issued and outstanding
   Common Stock, $.001 par value; 80,000,000 shares
     authorized, 3,270,250 (31 December 2007 - 3,270,250)
     issued and outstanding                                     3,270        3,270
   Additional paid-in capital                                 536,830      536,830
   Accumulated deficit                                       (777,049)    (712,157)
----------------------------------------------------------------------------------

Total Stockholders' Deficit                                  (236,949)    (172,057)
----------------------------------------------------------------------------------


Total Liabilities and Stockholders' Deficit                 $ 246,587    $ 183,044
==================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

                            STUDIO STORE DIRECT, INC.

                    STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

                FOR THE PERIOD FROM 1 JANUARY 2008 TO 5 JUNE 2008
              AND FOR THE PERIOD FROM 1 JANUARY 2007 TO 5 JUNE 2007

                                   (Unaudited)

================================================================================
                                                         Period       Period
                                                         Ended 5      Ended 5
                                                        June 2008    June 2007
--------------------------------------------------------------------------------

REVENUE                                                 $     692    $  25,000
--------------------------------------------------------------------------------

EXPENSES
   Selling, general and administrative                     61,243      191,012
   Depreciation                                             4,342        4,322
--------------------------------------------------------------------------------
TOTAL EXPENSES                                             65,585      195,334
--------------------------------------------------------------------------------

LOSS FROM OPERATIONS, NET LOSS AND COMPREHENSIVE LOSS   $ (64,893)   $(170,334)
================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

                            STUDIO STORE DIRECT, INC.

                            STATEMENTS OF CASH FLOWS

              FOR THE PERIOD FROM 1 JANUARY 2008 TO 5 JUNE 2008 AND
               FOR THE PERIOD FROM 1 JANUARY 2007 TO 5 JUNE 2007

                                   (Unaudited)

================================================================================
                                                       Period Ended Period Ended
                                                          5 June       5 June
                                                           2005         2007
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES

   Net loss                                              $ (64,893)   $(170,334)

    Adjustment to reconcile net earnings to net cash
      provided by (used in) operating activities
      Depreciation                                           4,342        4,322

    Changes in operating assets and liabilities:
      Accounts receivable                                       --       (9,710)
      Capitalized production costs                         (22,877)     (49,776)
      Prepaid and sundry assets                              2,442           --
      Accounts payable and accrued liabilities              (4,484)      27,525
      Deferred revenue                                      96,000      100,000
--------------------------------------------------------------------------------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES         10,530      (97,973)
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES                            --           --
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from issuance of capital stock                      --       70,000
   Advances from director                                   16,921       20,000
   Advances from (to) related parties                       20,000      (40,292)
--------------------------------------------------------------------------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                   36,921       49,708
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH                             47,451      (48,265)

CASH, BEGINNING OF PERIOD                                      337       74,146
--------------------------------------------------------------------------------

CASH, END OF PERIOD                                      $  47,788    $  25,881
================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

                            STUDIO STORE DIRECT, INC.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                FOR THE PERIOD FROM 1 JANUARY 2008 TO 5 JUNE 2008

                                   (Unaudited)


1.   NATURE OF OPERATIONS

     Studio Store Direct, Inc. ("the Company") was incorporated in the state of California in 2004. The Company is in the business of producing infomercials and provides consulting services.


2.   BASIS OF PRESENTATION

     The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the period from 1 January 2008 to 5 June 2008 are not necessarily indicative of the results that may be expected for the year ending 31 August 2008. For further information, refer to the financial statements and footnotes thereto for the year ended 31 December 2007.


3.   GOING CONCERN

     The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has experienced losses from operations since inception that raise substantial doubt as to its ability to continue as a going concern.

     The Company's existence is dependent upon management's ability to develop profitable operations and resolve its liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through additional equity investment in the Company.

     The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

                            STUDIO STORE DIRECT, INC.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                FOR THE PERIOD FROM 1 JANUARY 2008 TO 5 JUNE 2008

                                   (Unaudited)


4. CAPITALIZED PRODUCTION COSTS

================================================================================
                                                    For The Period
                                                    From 1 January  For The Year
                                                       2008 To 5      Ended 31
                                                         June         December
                                                          2008         2007
--------------------------------------------------------------------------------

   Opening unamortized balance                           $ 63,669      $ 13,893
     Production costs incurred                             22,877        74,794
     Amortization of capitalized production costs              --       (25,018)
--------------------------------------------------------------------------------

   Closing unamortized balance                           $ 86,546      $ 63,669
================================================================================

     All capitalized production costs relate to projects in development. The Company expects 100% of the balance of capitalized production costs will be amortized within the next year.


5.   PROPERTY AND EQUIPMENT

     The components of property and equipment are as follows:

================================================================================
                                                                         Net
                                          Accumulated       Net      31 December
                              Cost       Depreciation   5 June 2008      2007
--------------------------------------------------------------------------------

   Furniture and fixtures   $ 16,468       $ (5,068)      $ 11,400      $ 12,410
   Equipment                  25,459        (11,095)        14,364        16,548
   Leasehold improvements      8,030         (5,681)         2,349         3,498
--------------------------------------------------------------------------------

                            $ 49,957       $(21,844)      $ 28,113      $ 32,456
================================================================================


6.   ADVANCES TO (FROM) RELATED PARTIES

     The Company periodically makes advances to related parties. These advances are unsecured, non interest bearing with no formal terms of repayment. As of 5 June 2008, advances to related parties amounted to $76,798 (31 December 2007 - $76,798). These advances were made to (from) companies controlled by the spouse of a director and shareholder of the Company.


7.   ADVANCES FROM DIRECTOR

     These advances are unsecured, non interest bearing with no formal terms of repayment.

8.   COMMITMENT AND CONTINGENCY

     The Company leases office space from an unrelated third-party under a non-cancelable operating lease expiring in 2009. Future minimum lease payments are $14,652 for the remainder of the 31 December 2008 fiscal year and $4,884 for the fiscal year ended 31 December 2009.

     The Company is a defendant in a lawsuit from a complaint filed in the State of Nevada on 27 October 2008, whereby the plaintiff has requested relief in excess of $60,000 for an alleged material breach of contract. The Company maintains that the claim is frivolous and has also filed a counterclaim for damages. The Company therefore believes no accrual is necessary in the financial statements.


9.   FINANCIAL INSTRUMENTS

     At 5 June 2008, the carrying amounts of cash, accounts receivable, accounts payable, advances from director and advances to (from) related parties approximate their fair values due to the short-term maturities of these instruments.


10.  SUPPLEMENTAL CASH FLOW INFORMATION

     During the periods ended 5 June 2008 and 2007 the Company paid no interest or income taxes.


11.  SUBSEQUENT EVENT

     On 6 June 2008, the Company entered into a Stock for Stock Exchange Agreement (the "Exchange Agreement") with Red Rock Pictures Holdings, Inc. ("Red Rock").

     Pursuant to the Exchange Agreement, the Company acquired 11,000,000 restricted common shares of Red Rock in exchange for all the issued and outstanding shares of the Company. Further, the Company became a wholly owned subsidiary of Red Rock.



     (C)  Pro Form Financial Information.